Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

by and among

THE ELMET GROUP CO.

and

THE UNITED STATES DEPARTMENT OF WAR

dated as of September 14, 2026

Exhibit List

Exhibit A – Defined Terms

i

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of September 14, 2026 by and among The Elmet Group Co., a Delaware corporation (the “Corporation”), and the United States Department of War (the “DOW” and, together with the respective successors of the DOW and any Person that becomes a party hereto pursuant to, and in accordance with, Section 4.01, the “Investors” and each, an “Investor,” and together with the Corporation, the “Parties,” and each, a “Party”). Capitalized terms that are used but not defined elsewhere herein are defined in Exhibit A.

WHEREAS, the Corporation and the DOW are entering into this Agreement for the purpose of granting certain registration and other rights to the Investors; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Article I
Resale Shelf Registration

Section 1.01 Resale Shelf Registration Statement. Subject to the other applicable provisions of this Agreement, the Corporation shall prepare and file no later than 60 days after the date hereof (the “Initial Filing Deadline”), a registration statement registering the resale from time to time by the Investors, on a delayed or continuous basis pursuant to Rule 415 of the Securities Act, of all of the Registrable Securities on Form S-3 (which registration statement may be in the form of a prospectus supplement to an existing registration statement) (except if the Corporation is not then eligible to register for resale the Registrable Securities on Form S-3, then such registration shall be on another appropriate form, including a resale registration statement registering the resale from time to time by the Investors, including on a delayed or continuous basis pursuant to Rule 415 of the Securities Act, of all of the Registrable Securities on Form S-1, and shall provide for the registration of such Registrable Securities for resale by the Investors in accordance with any reasonable method of distribution elected by the Investors, which method is permissible under the Securities Act pursuant to such applicable registration form) (the “Resale Shelf Registration Statement”), and, unless the Corporation has elected to file the Resale Shelf Registration Statement in the form of a prospectus supplement to an existing registration statement, shall use its reasonable best efforts to cause such Resale Shelf Registration Statement to be declared effective by the SEC as promptly as is reasonably practicable after the filing thereof (it being agreed that, unless the Corporation has elected to file the Resale Shelf Registration Statement in the form of a prospectus supplement to an existing registration statement, the Resale Shelf Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is available to the Corporation). The Shelf Registration Statement may, at the Corporation’s sole discretion, also cover any other securities of the Corporation that may be sold by the Corporation or any other securityholders so long as inclusion of such other securities of the Corporation does not limit the number of Registrable Securities registered for resale pursuant to such Shelf Registration Statement.

Section 1.02 Effectiveness Period. Once declared effective, the Corporation shall, subject to the other applicable provisions of this Agreement, use its reasonable best efforts to cause the Resale Shelf Registration Statement to be continuously effective and usable until such time as there are no longer any Registrable Securities (the “Effectiveness Period”).

Section 1.03 Subsequent Shelf Registration Statement. Subject to the other applicable provisions of this Agreement, if any Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time during the Effectiveness Period (and, at such time, there is not another effective Subsequent Shelf Registration Statement), the Corporation shall use its reasonable best efforts to as promptly as is reasonably practicable cause such Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and shall use its reasonable best efforts to as promptly as is reasonably practicable amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or file an additional registration statement, which may be in the form of a prospectus supplement to an existing registration statement (a “Subsequent Shelf Registration Statement”) registering the resale from time to time by the Investors of their Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration Statement is filed, unless the Corporation has elected to file the Resale Shelf Registration Statement in the form of a prospectus supplement to an existing registration statement, the Corporation shall use its reasonable best efforts to (a) cause such Subsequent Shelf Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable after the filing thereof (it being agreed that, unless the Corporation has elected to file the Resale Shelf Registration Statement in the form of a prospectus supplement to an existing registration statement, the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is available to the Corporation) and (b) keep such Subsequent Shelf Registration Statement continuously effective and usable until the end of the Effectiveness Period. Any such Subsequent Shelf Registration Statement shall be a registration statement on Form S-3 to the extent that the Corporation is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form, including Form S-1, and shall provide for the registration of such Registrable Securities for resale by the Investors in accordance with any reasonable method of distribution elected by the Investors, which method is permissible under the Securities Act pursuant to such applicable registration form. The Subsequent Shelf Registration Statement may, at the Corporation’s sole discretion, also cover any other securities of the Corporation that may be sold by the Corporation or any other securityholders so long as inclusion of such other securities of the Corporation does not limit the number of Registrable Securities registered for resale pursuant to such Shelf Registration Statement.

Section 1.04 Supplements and Amendments. The Corporation shall supplement and amend any Shelf Registration Statement if required by the Securities Act or the rules, regulations or instructions applicable to the registration form used by the Corporation for such Shelf Registration Statement.

Section 1.05 Subsequent Investor Notice. If a Person becomes an Investor in accordance with, and is entitled to the benefits of, this Agreement after a Shelf Registration Statement becomes effective under the Securities Act, the Corporation shall as promptly as is reasonably practicable following receipt of written notice by the Corporation of such Person becoming an Investor and requesting for its name to be included as a selling securityholder in the prospectus related to the Shelf Registration Statement with respect to its Registrable Securities (a “Subsequent Investor Notice”):

(a) if required and permitted by applicable law, file with the SEC a supplement to the related prospectus or a post-effective amendment to the Shelf Registration Statement so that such Investor is named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Investor to deliver a prospectus to purchasers of the Registrable Securities in accordance with applicable law;

(b) if, pursuant to Section 1.05(a), the Corporation shall have filed a post-effective amendment to the Shelf Registration Statement that is not automatically effective, use its reasonable best efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is reasonably practicable; and

(c) notify such Investor as promptly as is reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 1.05(a).

Section 1.06 Underwritten Offering.

(a) Subject to any applicable securities laws and the other applicable provisions of this Agreement, after the later of (i) the Resale Shelf Registration Statement becoming effective and (ii) September 14, 2027, any Investor with Registrable Securities included on such Resale Shelf Registration Statement deliver a written notice to the Corporation (the “Underwritten Offering Notice”) specifying that the resale of some or all of the Registrable Securities subject to the Shelf Registration Statement is intended to be conducted through an underwritten offering (an “Underwritten Offering”), including an a “block trade” or a “bought deal” (an “Underwritten Block Trade”); provided that any such Investors may not, without the Corporation’s prior written consent, request an Underwritten Offering the reasonably anticipated gross proceeds of which shall be less than $50 million (unless the participating Investors are proposing to sell all of their remaining Registrable Securities). As promptly as reasonably practicable, but no later than three Business Days after receipt of an Underwritten Offering Notice, the Corporation shall give written notice (the “Underwritten Offering Holder Notice”) of such Underwritten Offering Notice to all other Investors. The Corporation shall include in such Underwritten Offering (x) the Registrable Securities of the requesting Investors and (y) the Registrable Securities of any other Investor which shall have made a written request to the Corporation for inclusion in such Underwritten Offering (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Investor) within two Business Days after the receipt of the Underwritten Offering Holder Notice. Except as otherwise set forth in Section 1.06(d), the Corporation shall, as promptly as reasonably practicable (and in any event within eight Business Days after the receipt of an Underwritten Offering Notice), use its commercially reasonable efforts to facilitate such Underwritten Offering.

(b) In the event of an Underwritten Offering, Investors holding a majority of the Registrable Securities participating in an Underwritten Offering upon consultation with the Corporation (not to be unreasonably withheld, conditioned or delayed), shall select the managing underwriter(s) to administer the Underwritten Offering. The Corporation, the Investors or any other stockholders (subject to the Investors’ consent as set forth below) participating in an Underwritten Offering will enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such offering. All determinations as to whether to complete any Underwritten Offering and as to the timing, manner, price and other terms of any Underwritten Offering contemplated by this Section 1.06 shall be determined by the Investors holding a majority of the Registrable Securities participating in such Underwritten Offering, and the Corporation shall use its commercially reasonable efforts to cause any Underwritten Offering to occur in accordance with such determinations as promptly as practicable, in each case, subject to any applicable securities laws and the other applicable provisions of this Agreement.

(c) If the managing underwriter or underwriters advise the Corporation and the Investors participating in such Underwritten Offering in writing that in its or their good faith opinion the number of Registrable Securities (and any other securities proposed or requested to be included in such offering by the Corporation or by other securityholders) exceeds the number of securities which can be sold in such offering in light of market conditions or is such so as to adversely affect the success of such offering, the Corporation will include in such offering only such number of securities that can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, the Registrable Securities of the Investors that have requested such Underwritten Offering pursuant to this Section 1.06, allocated pro rata among such Investors on the basis of the percentage of the Registrable Securities then-owned by such Investors; (ii) second, any other securities of the Corporation that the Corporation desires to include; and (iii) third, subject to the terms of any agreement with other securityholders that have registration rights, the securities that have been requested to be so included by such other securityholders.

(d) If an Investor desires to engage in an Underwritten Block Trade, then notwithstanding the time periods otherwise set forth in this Agreement, such Investor may notify the Corporation of the Underwritten Block Trade not less than five Business Days (unless a longer period is agreed to by such Investor) prior to the day such offering is first anticipated to commence. Subject to any applicable securities laws and the other applicable provisions of this Agreement, the Corporation will as expeditiously as possible use its commercially reasonable efforts to facilitate such Underwritten Block Trade.

(e) The Corporation shall not be required to effect (i) an Underwritten Offering or Underwritten Block Trade within 60 days following the consummation of any Underwritten Offering (including any Underwritten Block Trade) or any public offering by the Company, (ii) more than an aggregate of three Underwritten Offerings and Underwritten Block Trades pursuant to this Section 1.06 in any twelve-month period, or (iii) more than an aggregate of four Underwritten Offerings and Underwritten Block Trades pursuant to this Section 1.06 in total.

(f) At any time prior to the “pricing” of any Underwritten Offering requested under this Agreement, any Investor may revoke or withdraw any Underwritten Offering Notice, in each case by providing written notice to the Corporation. An Underwritten Offering Notice that has been revoked or withdrawn shall not count as one of the permitted Underwritten Offerings; provided, however, that after one such withdrawal, unless such withdrawal is made during any Suspension under Section 2.02, any further withdrawal shall count as one of the permitted Underwritten Offerings under this Agreement.

Section 1.07 Take-Down Notice. Subject to the other applicable provisions of this Agreement, at any time that any Shelf Registration Statement is effective, if any Investor delivers a notice to the Corporation (a “Take-Down Notice”) stating that such Investor intends to effect the resale of all or part of its Registrable Securities included by it on any Shelf Registration Statement (a “Shelf Offering”) which may or may not be an Underwritten Offering (conducted in accordance with the terms and conditions of Section 1.06), and stating the number of Registrable Securities to be included in such Shelf Offering, then, if then required by the Securities Act to update the Shelf Registration Statement with required information about such Investor, the Corporation shall amend, subject to the other applicable provisions of this Agreement or supplement the Shelf Registration Statement (including by means of one or more prospectus supplements) as may be necessary in order to enable such Registrable Securities to be sold and distributed pursuant to the Shelf Offering. The number of Shelf Offerings that do not constitute an Underwritten Offering shall be unlimited, subject to applicable securities laws.

Section 1.08 Piggyback Registration.

(a) If the Corporation or any holder of Common Stock proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, or to conduct an Underwritten Offering of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, pursuant to a then-effective shelf registration statement (any such event, a “Piggyback Event”), in either case whether or not for sale for its own account other than a Piggyback Event (i) pursuant to Section 1.01 or 1.03 hereof, (ii) on Form S-4, Form S-8 or any successor forms thereto or any successor forms thereto, (iii) filed in connection with an employee stock option or other benefit plan, (iv) for a rights offering or an exchange offer or offering of securities solely to the Corporation’s existing stockholders, (v) for an offering of debt, preferred equity or other securities convertible, exchangeable or exercisable into equity securities of the Corporation, including depositary shares or (vi) for a dividend reinvestment plan, then the Corporation shall give prompt written notice of such Piggyback Event, which notice shall be given no later than 10 days prior to the filing date of the registration statement, preliminary prospectus supplement or any free writing prospectus, as applicable (the “Piggyback Notice”), to the Investors. The Piggyback Notice shall offer such Investors the opportunity to include (or cause to be included) in such Piggyback Event the number of shares of Registrable Securities as each such Investor may request. Subject to Section 1.08(b), the Corporation shall include in each Piggyback Event all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein promptly following delivery of the Piggyback Notice but in any event no later than six days following the receipt of the Piggyback Notice (each, a “Piggyback Request”).

(b) In the event of a Piggyback Event that is an Underwritten Offering, the Corporation shall use commercially reasonable efforts to cause the managing underwriter or underwriters of the proposed Underwritten Offering to permit Investors who have timely submitted a Piggyback Request following their receipt of a Piggyback Notice in connection with such offering to include in such offering all Registrable Securities included in each Investor’s Piggyback Request on the same terms and subject to the same conditions as such Common Stock included in the offering. Notwithstanding the foregoing, if the managing underwriter or underwriters of such Underwritten Offering advise the Corporation in writing that in its or their good faith opinion the number of securities exceeds the number of securities which can be sold in such offering in light of market conditions or is such so as to adversely affect the success of such offering, the Corporation will include in such offering only such number of securities that can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, to the extent the Piggyback Event relates to the offer and sale of securities for the Corporation’s account, the securities proposed to be sold by the Corporation for its own account or to the extent the Piggyback Event relates to the offer and sale of securities of the Corporation for the account of a stockholder other than an Investor, the securities to be sold by such stockholder (or such other allocation between Corporation and stockholder securities as may be provided in the agreement with such stockholder); (ii) second, the Registrable Securities of the Investors that have requested to participate in such Underwritten Offering and the shares of Common Stock issuable upon exercise of the Broker’s Warrant that the holders thereof have requested to include in such Underwritten Offering, allocated pro rata among such Investors and the holders of the Broker’s Warrant on the basis of the percentage of the Registrable Securities then owned by such Investors and the holders of the Broker’s Warrant, as applicable; and (iii) third, any other securities of the Corporation that have been requested to be included in such offering. Investors may, prior to the earlier of the (A) effectiveness of the registration statement (if applicable) and (B) the time at which the offering price or underwriter’s discount is determined with the managing underwriter or underwriters, withdraw their request to be included in such registration pursuant to this Section 1.08. The Corporation (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a registration statement filed in connection with a Piggyback Event at any time prior to the effectiveness of such registration statement (or any related Underwritten Offering prior to the pricing thereof).

Section 1.09 Rule 415; Removal. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a registration statement on Form S-1 or Form S-3 filed pursuant to Section 1.01 or 1.03 is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however, the Corporation shall be obligated (unless it obtains written consent otherwise from the Investor(s)) to use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with (a) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff and (b) the Securities Act) or requires an Investor to be named as an “underwriter,” the Corporation shall (i) promptly notify each holder of Registrable Securities thereof (or in the case of the SEC requiring an Investor to be named as an “underwriter,” such Investor) and (ii) use reasonable best efforts to persuade the SEC that the offering contemplated by such registration statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter.” Investors shall have the right to select one legal counsel designated thereby to review and oversee any registration or matters pursuant to this Section 1.09, including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto. No such written submission with respect to this matter shall be made to the SEC to which the applicable Investors’ counsel reasonably objects. In the event that, despite the Corporation’s reasonable best efforts and compliance with the terms of this Section 1.09, the SEC refuses to alter its position, the Corporation shall (A) remove from such registration statement such portion of the Registrable Securities (the “Removed Shares”) and/or (B) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Corporation’s compliance with the requirements of Rule 415; provided, however, that the Corporation shall not agree to name any Investor as an “underwriter” in such registration statement without the prior written consent of such Investor. In the event of a share removal pursuant to this Section 1.09, the Corporation shall give the applicable Investors at least five Business Days’ prior written notice along with the calculations as to such Investor’s allotment. Any shares to be removed pursuant to Rule 415 shall be removed in the following order: (i) first, securities proposed to be sold by the Corporation for its own account or, if for the account of a stockholder other than an Investor, the securities to be sold by such stockholder (or such other allocation between Corporation and stockholder securities as may be provided in the agreement with such stockholder), and (ii) second, securities of the Investors, allocated among the Investors on a pro rata basis based on the aggregate amount of Registrable Securities held by the Investors. In the event of a share removal of the Investors pursuant to this Section 1.09, the Corporation shall promptly register the resale of any Removed Shares pursuant to Section 1.03 hereof and in no event shall the filing of such registration statement on Form S-1 or subsequent registration on Form S-3 filed pursuant to the terms of this Article I hereof be counted against the Underwritten Offerings and Underwritten Block Trades allowed by any Investor pursuant to Section 1.06(e) hereof. Following the effectiveness of the registration statement registering all the Registrable Securities other than the Removed Shares, and until such time as the Corporation has registered all of the Removed Shares for resale pursuant to Rule 415 on an effective registration statement, the Corporation shall not be able to defer the filing of a registration statement pursuant to Section 2.02 hereof.

Section 1.10 Conversion to Form S-3. In the event the Corporation files a Resale Shelf Registration Statement on Form S-1, the Corporation shall use commercially reasonable efforts to convert such Resale Shelf Registration Statement on Form S-1 to a Resale Shelf Registration Statement on Form S-3 as soon as reasonably practicable after the Corporation becomes a Seasoned Issuer or a Well-Known Seasoned Issuer, or is otherwise eligible to use Form S-3.

Article II
Additional Provisions Regarding Registration Rights

Section 2.01 Registration Procedures. Subject to the other applicable provisions of this Agreement (including Section 2.02), in the case of each registration or Underwritten Offering of Registrable Securities under this Agreement, the Corporation shall:

(a) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective for the period specified in Article I and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the Investors’ intended method of resale set forth in such registration statement for such period;

(b) furnish to the legal counsel for the Investors who are including Registrable Securities in such registration (the “Selling Stockholders”) copies of the registration statement and the prospectus included therein (including each preliminary prospectus but excluding copies of any exhibits to, or documents incorporated by reference in, such registration statement or any prospectus) proposed to be filed and provide such legal counsel a reasonable opportunity to review and comment on such registration statement;

(c) if requested by the managing underwriter or underwriters in connection with an Underwritten Offering, or the Selling Stockholders, include in any prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, or the Selling Stockholders may reasonably request in order to permit the intended method of resale of such securities and use reasonable best efforts to make any required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after the Corporation has received such request;

(d) in the event that the Registrable Securities are being offered in an Underwritten Offering, furnish to the Selling Stockholders participating in such Underwritten Offering and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus and final prospectus (in each case, not including copies of exhibits thereto or documents incorporated by reference therein) as the Selling Stockholders or such underwriters may reasonably request in order to facilitate such Underwritten Offering;

(e) notify the Selling Stockholders at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act or of the Corporation’s discovery of the occurrence of any event as a result of which the prospectus included in such registration statement, as then in effect, includes a Misstatement, and, subject to Section 2.02, at the request of the Selling Stockholders, prepare promptly and furnish to the Selling Stockholders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include a Misstatement;

(f) use reasonable best efforts to register and qualify (or exempt from such registration or qualification) the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions within the United States as shall be reasonably requested in writing by the Selling Stockholders; provided, however, that the Corporation shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdictions where it would not otherwise be required to qualify but for this subsection, (ii) take any action that would subject it to general service of process in any such jurisdictions or (iii) subject itself to taxation in any such jurisdictions;

(g) in the event that the Registrable Securities are being offered in an Underwritten Offering, enter into an underwriting agreement, on terms reasonably acceptable to the Corporation, in accordance with the applicable provisions of this Agreement;

(h) in connection with an Underwritten Offering, cause its officers to use their reasonable best efforts support the marketing of the Registrable Securities covered by such offering (including customary assistance with “road shows” or other similar marketing efforts);

(i) in connection with an Underwritten Offering, furnish, or use reasonable best efforts to cause to be furnished, at the Corporation’s expense, and to the extent required by and in accordance with (and subject to the satisfaction of the other conditions set forth in) the applicable underwriting agreement, (i) on the date that such Registrable Securities are delivered to the underwriters for sale (the “Delivery Date”), (A) an opinion, dated the Delivery Date, of legal counsel for the Corporation, in form and substance as is customarily given to underwriters in an Underwritten Offering, addressed to the underwriters (or their representative(s)), (B) a “negative assurance letter,” dated the Delivery Date, of legal counsel for the Corporation, in form and substance as is customarily given to underwriters in an Underwritten Offering, addressed to the underwriters (or their representative(s)), (ii) on the pricing date for such Underwritten Offering, a “cold comfort” letter, dated as of such pricing date, from the independent certified public accountants of the Corporation and a customary bring down of such letter as of the Delivery Date, in form and substance as is customarily given by independent certified public accountants to underwriters (or their representative(s)) in an Underwritten Offering, addressed to the underwriters (or their representative(s)), and (iii) cause such authorized officers of the Corporation to execute customary certificates as may be reasonably requested by any underwriter or selling stockholder(s) of such Registrable Securities;

(j) use reasonable best efforts to list the Registrable Securities with any securities exchange on which the Common Stock is then listed;

(k) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(l) promptly make available for inspection by any Selling Stockholders, any underwriter participating in any Underwritten Offering pursuant to any registration statement hereunder, and any attorney, accountant or other agent or representative retained by any such Selling Stockholder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation’s officers, directors and employees to supply all information and participate, upon reasonable prior written notice and during regular business hours, in customary due diligence sessions, in each case, reasonably requested by any such Inspector in connection with such registration statement; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Corporation shall not be required to provide any information under this subparagraph (l) if (i) such information is available on EDGAR, (ii) the Corporation believes, after consultation with counsel for the Corporation, that to do so would cause the Corporation to forfeit an attorney-client privilege that was applicable to such information, or (iii) the Corporation has requested and been granted from the SEC confidential treatment of such information or the Corporation reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless, prior to furnishing any such information, such Selling Stockholder requesting such information agrees, and causes each of its Inspectors, to enter into a confidentiality agreement on terms reasonably acceptable to the Corporation; provided, further, that each Selling Stockholder agrees that it and its Affiliates will not use any information obtained pursuant to this clause (l) for any purpose other than the applicable offering, and will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give prompt notice to the Corporation and allow the Corporation, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(m) cooperate with the Selling Stockholders and each underwriter or agent participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA, including the use of reasonable best efforts to obtain (if required) FINRA’s preclearance or pre-approval of the registration statement and applicable prospectus upon filing with the SEC;

(n) promptly notify the Selling Stockholders (i) when the prospectus or any prospectus supplement or post-effective amendment related to the registration of the Corporation’s Common Stock has been filed and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or other federal or state governmental authority for amendments or supplements to such registration statement or related prospectus or to amend or to supplement such prospectus or for additional information related to the so-registered Common Stock, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for such purpose or (iv) of the receipt by the Corporation of written notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and

(o) facilitate the removal of the restrictive legend on any Registrable Securities if (i) such Registrable Securities are sold pursuant to an effective registration statement in accordance with the plan of distribution described therein, (ii) such Registrable Securities may be sold by the applicable Investor free of restrictions without regard to Rule 144(b) (or any similar rule) under the Securities Act or (iii) such Registrable Securities have been sold, assigned or otherwise transferred pursuant to Rule 144 or another exemption. The Corporation shall use its commercially reasonable efforts to cooperate with the applicable Investor covered by this Agreement to effect removal of the legend on such Registrable Securities pursuant to this Section 2.01(o). The Corporation shall bear all direct costs and expenses associated with the removal of a legend pursuant to this Section 2.01(o).

Section 2.02 Suspension. The Corporation shall be entitled, as set forth below, to (x) defer any registration of such Registrable Securities and shall have the right not to file and not to cause the effectiveness of any registration covering such Registrable Securities, (y) suspend the use of any prospectus and registration statement covering such Registrable Securities, and (z) require the Investors to suspend any offerings or sales of such Registrable Securities pursuant to a registration statement, if the Corporation provides notice (without notice of the nature or details of such events) to the Investors that it has determined that such registration or offering would (i) require the Corporation to make an Adverse Disclosure, (ii) of the happening of any event described in Section 2.01(e), Section 2.01(n)(ii), Section 2.01(n)(iii), or Section 2.01(n)(iv) or (iii) that it has determined that a Blackout Event has occurred (a “Suspension”). The Corporation shall be entitled to a Suspension on no more than two occasions in any calendar year and for not more than 45 consecutive days or for a total not to exceed 90 days in any 12-month period. If the Corporation defers any registration of Registrable Securities in response to an Underwritten Offering Notice, or requires the Investors to suspend any Underwritten Offering, the Investors shall be entitled to withdraw such Underwritten Offering Notice and if they do so, such request shall not be treated for any purpose as the delivery of an Underwritten Offering Notice pursuant to Section 1.06.

Section 2.03 Expenses of Registration. All Registration Expenses incurred in connection with any registration shall be borne by the Corporation, provided, for the avoidance of doubt, that each Investor participating in an offering shall pay all applicable underwriting discounts and commissions, brokers’ commissions, stamp duty and stock transfer taxes and similar costs, if any, on the Registrable Securities sold by such Investor.

Section 2.04 Holdback Agreement. If during the Effectiveness Period the Corporation files a registration statement (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act) with respect to an Underwritten Offering of Common Stock or securities convertible into, or exchangeable or exercisable for, such securities or otherwise informs the Investors that it intends to conduct such an offering utilizing an effective registration statement, the Investors shall, if requested by the managing underwriter or underwriters, enter into a customary “lock-up” agreement relating to the sale, offering or distribution of Registrable Securities, in the form reasonably requested by the managing underwriter or underwriters (in each case on substantially the same terms and conditions as all other stockholders who execute such customary “lock-up” agreements with respect to the Common Stock or securities convertible into, or exchangeable or exercisable for, such securities), covering the period commencing on the date of the prospectus or other offering document pursuant to which such offering may be made and continuing until no more than 60 days from the date of such prospectus or other offering document, or such shorter period as shall be required by any director, executive officer or other stockholder who is required to execute a “lock-up” agreement; provided that such obligation shall only apply where (i) all “Section 16” executive officers, directors and other stockholders that beneficially own at least 10% of the outstanding Common Stock of the Corporation party hereto or to other agreements with the Corporation containing corresponding requirements are similarly bound, and (ii) the terms of the Investors’ lock-up are no more restrictive than the terms of the lock-ups applicable to any other stockholder who has registration rights with respect to the Common Stock or securities convertible into, or exchangeable or exercisable for, such securities (and, if the Corporation agrees to waive any such lock-up for any such other stockholder, the Corporation shall also waive the Investors’ lock-up to the same extent).

Section 2.05 Information by Investors. The Investor or Investors included in any registration shall furnish to the Corporation such information regarding such Investor or Investors and their Affiliates, the Registrable Securities held by them and the distribution proposed by such Investor or Investors and their Affiliates as the Corporation may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. It is understood and agreed that the obligations of the Corporation under Article I are conditioned on the timely provisions of the foregoing information by such Investor or Investors and, without limitation of the foregoing, will be conditioned on compliance by such Investor or Investors with the following:

(a) such Investor or Investors will, and will use commercially reasonable efforts to cause their respective Affiliates to, cooperate with the Corporation in connection with the preparation of the applicable registration statement and prospectus and, for so long as the Corporation is obligated to keep such registration statement effective, such Investor or Investors will and will cause their respective Affiliates to, provide to the Corporation, in writing and in a timely manner, for use in such registration statement (and expressly identified in writing as such), all information regarding themselves and their respective Affiliates and such other information as may be required by applicable law to enable the Corporation to prepare or amend such registration statement, any related prospectus and any other documents related to such offering covering the applicable Registrable Securities owned by such Investor or Investors and to maintain the currency and effectiveness thereof;

(b) during such time as such Investor or Investors and their respective Affiliates may be engaged in a distribution of the Registrable Securities, such Investor or Investors will, and they will cause their Affiliates to, comply with all laws applicable to such distribution, including Regulation M promulgated under the Exchange Act, and, to the extent required by such laws, will, and will use commercially reasonable efforts to cause their Affiliates to, among other things (i) not engage in any stabilization activity in connection with the securities of the Corporation in contravention of such laws; (ii) distribute the Registrable Securities acquired by them solely in the manner described in the applicable registration statement and (iii) if required by applicable law, cause to be furnished to each agent or broker-dealer to or through whom such Registrable Securities may be offered, or to the offeree if an offer is made directly by such Investor or Investors or their respective Affiliates, such copies of the applicable prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such agent, broker-dealer or offeree;

(c) such Investor or Investors shall, and they shall cause their respective Affiliates to, (i) permit the Corporation and its representatives to examine such documents and records and will supply in a timely manner any information as they may be reasonably requested to provide in connection with the offering or other distribution of Registrable Securities by such Investor or Investors and (ii) execute, deliver and perform under any agreements and instruments reasonably requested by the Corporation or its representatives to effectuate such registered offering, including opinions of counsel and questionnaires;

(d) on receipt of any notice from the Corporation of the occurrence of any of the events specified in Section 2.01(e), Section 2.01(n)(ii), Section 2.01(n)(iii), Section 2.01(n)(iv) or Section 2.02, or that otherwise requires the suspension by such Investor or Investors and their respective Affiliates of the offering, sale or distribution of any of the Registrable Securities owned by such Investor or Investors, such Investors shall, and they shall cause their respective Affiliates to, cease offering, selling or distributing the Registrable Securities owned by such Investor or Investors until the offering, sale and distribution of the Registrable Securities owned by such Investor or Investors may recommence in accordance with the terms hereof and applicable law; and

(e) In so far as this Section 2.05 applies to the DOW or any successor Investor to the DOW that is an agency or instrumentality of the U.S. Government, the Corporation shall not request, and neither the DOW nor any successor Investor shall provide, any information that would not otherwise be subject to disclosure under the Freedom of Information Act, 5 U.S.C. § 552 (FOIA).

Section 2.06 Rule 144 . With a view to making available the benefits of Rule 144 to the Investors, the Corporation agrees that, for so long as an Investor owns Registrable Securities, the Corporation will use its reasonable best efforts to: (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date of this Agreement, (b) so long as an Investor owns Registrable Securities, upon request, furnish to the Investor in writing a statement by the Corporation as to its compliance with the reporting requirements of the Exchange Act and (c) take such further action as any Investor may reasonably request, all to the extent required from time to time to enable the Investors to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144.

Section 2.07 Other Registration Rights. The Corporation represents and warrants that (a) except for the Broker’s Warrant, it has not granted, and is not subject to, any registration rights and (b) it is not subject to any shelf, demand or piggyback registration rights that are inconsistent with or that in any way violate or subordinate the rights granted to Investors hereby. Following the date hereof, the Corporation shall not grant any shelf, demand or piggyback registration rights that are senior to, or pari passu with or otherwise conflict with the rights granted to the Investors hereunder to any stockholder or any other Person without the prior written consent of (a) the Investors holding a majority of Registrable Securities and (b) the DOW or any DOW Permitted Transferee then holding Registrable Securities.

Article III
Indemnification

Section 3.01 Indemnification by Corporation. To the fullest extent permitted by applicable law, the Corporation will, with respect to any Registrable Securities covered by a registration statement or prospectus, indemnify and hold harmless each Selling Stockholder and, if a Selling Stockholder is a person other than an individual, such Selling Stockholder’s officers, directors, employees, agents, representatives and Affiliates, and each Person, if any, that controls a Selling Stockholder within the meaning of Section 15 of the Securities Act, and each underwriter thereof, if any, and each Person who controls any such underwriter within the meaning of Section 15 of the Securities Act (collectively, the “Corporation Indemnified Parties”), from and against any and all expenses, claims, losses, damages, costs (including costs of preparation and reasonable attorney’s fees and any legal or other fees or expenses actually incurred by such party in connection with any investigation or proceeding), judgments, fines, penalties, charges, amounts paid in settlement and other liabilities, joint or several, (or actions in respect thereof) (collectively, “Losses”) to the extent caused by, resulting from, arising out of or based on a Misstatement or alleged Misstatement, or any violation by the Corporation of the Securities Act, the Exchange Act, any state securities law or any rules or regulations thereunder applicable to the Corporation and (without limiting the preceding portions of this Section 3.01), the Corporation will reimburse each of the Corporation Indemnified Parties for any reasonable and documented out-of-pocket legal expenses and any other reasonable and documented out-of-pocket expenses actually incurred in connection with investigating, defending or, subject to the last sentence of this Section 3.01, settling any such Losses or action, as such expenses are incurred; provided that the Corporation’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the Corporation (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Corporation be liable to an Investor in any such case for any such Losses or action to the extent that it arises out of or is based upon a violation or alleged violation of any state or federal law (including any claim arising out of or based on any Misstatement or alleged Misstatement) which occurs in reliance upon and in conformity with written information regarding such Investor furnished to the Corporation by such Investor expressly for use in connection with such registration by any such Investor.

Section 3.02 Notification. If any Person shall be entitled to indemnification under this Article III (each, an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party required to provide indemnification (each, an “Indemnifying Party”) of any claim or of the commencement of any proceeding as to which indemnity is sought. The Indemnifying Party shall have the right, exercisable by giving written notice to the Indemnified Party as promptly as is reasonably practicable after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the Indemnifying Party’s expense, the defense of any such claim or litigation, with counsel reasonably satisfactory to the Indemnified Party and, after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, the Indemnifying Party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such Indemnified Party hereunder for any legal expenses and other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or litigation, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the Indemnifying Party shall have failed within a reasonable period of time to assume such defense and the Indemnified Party is or would reasonably be expected to be materially prejudiced by such delay, in which case the fees and expenses of one separate counsel will be at the Indemnifying Party’s expense. The failure of any Indemnified Party to give notice as provided herein shall relieve an Indemnifying Party of its obligations under this Article III only to the extent that the failure to give such notice is materially prejudicial or harmful to such Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The indemnity agreements contained in this Article III shall not apply to amounts paid in settlement of any claim, loss, damage, liability or action if such settlement is effected without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. The indemnification set forth in this Article III shall be in addition to any other indemnification rights or agreements that an Indemnified Party may have. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim.

Section 3.03 Contribution. If the indemnification provided for in this Article III is held by a court of competent jurisdiction to be unavailable to an Indemnified Party, other than pursuant to its terms, with respect to any Losses or action referred to therein, then, subject to the limitations contained in this Article III, the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, in connection with the actions, statements or omissions that resulted in such Losses or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any Misstatement or alleged Misstatement, has been made (or omitted) by, or relates to information supplied by such Indemnifying Party or such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The Corporation and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 3.03 was determined solely upon pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence of this Section 3.03. Notwithstanding the foregoing, the amount any Investor (other than the DOW, any DOW Permitted Transferee or any successor or transferee Investor to the DOW that is an agency or instrumentality of the U.S. Government) will be obligated to contribute pursuant to this Section 3.03 will be limited to an amount equal to the net proceeds received by such Investor in respect of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For the avoidance of doubt, the contribution requirements of this Section 3.03 shall not apply to the DOW, any DOW Permitted Transferee or any successor or transferee Investor to the DOW that is an agency or instrumentality of the U.S. Government.

Section 3.04 Survival. The indemnification provided for under this Article III shall survive the sale or other transfer of the Registrable Securities and the termination of this Agreement.

Article IV
Transfer, Assumption and Termination of Registration Rights

Section 4.01 Transfer of Registration Rights. The rights under this Agreement shall not be transferred or assigned without the prior written consent of the Corporation (not to be unreasonably withheld, conditioned or delayed); provided, however, that the registration rights granted hereby may be transferred if held by the DOW, to a DOW Permitted Transferee, provided that any such DOW Permitted Transferee shall not be entitled to the rights provided in this Agreement unless such DOW Permitted Transferee of registration rights hereunder agrees to be bound by the terms and conditions hereof and executes and delivers to the Corporation a duly executed Assignment and Joinder Agreement. To the extent the Corporation consents to such transfer or assignment (not to be unreasonably withheld, conditioned or delayed), the transferee or assignee must agree in writing to be bound by, and subject to, this Agreement as an Investor.

Section 4.02 Termination of Registration Rights. The rights of any particular Investor to cause the Corporation to register securities under Article I shall terminate with respect to such Investor upon the date upon which such Investor no longer holds any Registrable Securities. This Agreement shall terminate on the date on which all shares of Common Stock issuable (or actually issued) upon exercise of the Warrants cease to be Registrable Securities.

Article V
Miscellaneous

Section 5.01 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the Federal Law of the United States (“Federal Law”).  To the extent that Federal Law does not specify the appropriate rule of decision for a particular matter at issue, it is the intention and agreement of the parties hereto that the Law of the State of New York (without giving effect to its conflict of laws principles) shall be adopted as the governing rule of decision.

Section 5.02 Jurisdiction Involving Non-Government Entities.

(a) By execution and delivery of this Agreement, the Corporation irrevocably and unconditionally:

(i) submits for itself and its property in any Proceeding against it arising out of or in connection with this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of (i) the courts of the United States for the Southern District of New York, (ii) any other federal court of competent jurisdiction in any other jurisdiction where it or any of its property may be found, and (iii) appellate courts from any of the foregoing;

(ii) consents that any such Proceeding may be brought in or removed to such courts, and waives any objection, or right to stay or dismiss any Proceeding, that it may now or hereafter have to the venue of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and

(iii) agrees that, subject to any and all rights of appeal provided by applicable Law, judgment against it in any such Proceeding shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment or otherwise as provided by applicable Law, a certified or exemplified copy of which judgment shall be conclusive evidence of the fact and amount of such Party’s obligation.

Section 5.03 Jurisdiction Involving Governmental Entities. By execution and delivery of this Agreement, the DOW Investors, to the maximum extent permitted by applicable Law, irrevocably and unconditionally acknowledges that this Agreement is an express contract within the meaning of 28 U.S.C. § 1491(a), and each submits for itself in any claim arising from, related to, or in connection with this Agreement to the jurisdiction of (a) the U.S. Court of Federal Claims; (b) any other federal court or tribunal of competent jurisdiction; and (c) appellate courts from any of the foregoing.

Section 5.04 WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING (a) ARISING UNDER THIS AGREEMENT OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.  THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREE AND CONSENT THAT ANY SUCH PROCEEDING SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 5.05 Expenses. Except as otherwise expressly provided in this Agreement, each Party will bear its respective expenses incurred in connection with the preparation, execution and performance of this Agreement.

Section 5.06 Notices. All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed given to a party when delivered by e-mail to the e-mail addresses set forth below, in each case marked to the attention of the individual (by name or title) designated below (or to such e-mail address as a party may designate by notice to the other party):

if to the DOW:

United States Department of War
Address:	1000 Defense Pentagon,
Washington, DC 20301-1000
Attention:	Office of the Deputy Assistant Secretary of War (Industrial Base Resilience)
E-mail:	[*]

if to the Corporation:

The Elmet Group Co.
Address:	280 Fore Street, Suite 301
Portland, Maine 04101
Attention:	Office of General Counsel
E-mail:	[*]

with a simultaneous copy (which will not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP
Address:	One Bryant Park
Bank of America Tower
New York, New York 10036-6745
Attention:	[*]
E-mail:	[*]

Section 5.07 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Corporation and the Investors holding a majority of the Registrable Securities; provided that no such amendment, modification or waiver that would treat a specific Investor or group of Investors in a manner materially and adversely different than any other Investor or group of Investors will be effective against such Investor or group of Investors without the consent of the holders of a majority of the Registrable Securities that are held by the group of Investors that is materially and adversely affected thereby. The failure or delay of any Person to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement will not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

Section 5.08 Remedies. The Corporation acknowledges that the rights of any DOW Investor under this Agreement are unique and recognizes and affirms that in the event of a breach of this Agreement by the Corporation, money damages may be inadequate and such DOW Investor would have no adequate remedy at Law. Each DOW Investor shall be entitled to (and the other party shall not oppose on the basis that injunctive relief or specific performance is not available due to availability of an adequate remedy at Law) an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without the necessity of showing any actual damages or that monetary damages would not afford an adequate remedy, and without the necessity of posting any bond or other security, this being in addition to any other remedy to which it is entitled at Law or in equity.

Section 5.09 No Third-Party Beneficiaries. Except as expressly stated herein, nothing expressed or referred to in this Agreement will be construed to give any Person, other than the Parties, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement except such rights as may inure to a successor or permitted assignee.

Section 5.10 Further Assurances. In connection with this Agreement and the transactions contemplated hereby, the Corporation and each Investor agrees to execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

Section 5.11 Severability. If any term, covenant, condition or provision of this Agreement or the application thereof to any Person or circumstance shall, at any time or to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by applicable law.

Section 5.12 Entire Agreement. This Agreement, together with the Certificate of Designation, the Investment Agreement, the Investor Rights Agreement and the Warrants constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter.

Section 5.13 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. Facsimile or electronic signatures may be used in place of original signatures on this Agreement. The Parties intend to be bound by the signatures on any facsimile or electronic document, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the use of a facsimile or electronic signature.

Section 5.14 Construction. For purposes of this Agreement, unless otherwise expressly specified herein, the words “hereof,” “herein,” “hereunder” and words of similar import will refer to this Agreement as a whole and not to any particular section or subsection of this Agreement, and reference to a particular section of this Agreement will include all subsections thereof. The word “including” means including without limitation. Definitions will be equally applicable to both the singular and plural forms of the terms defined, and references to the masculine, feminine or neuter gender will include each other gender. All references in this Agreement to any Section, Exhibit or Schedule will, unless otherwise specified, be deemed to be a reference to a Section , Exhibit or Schedule of or to this Agreement, in each case as such may be amended in accordance herewith, all of which are made a part of this Agreement. Unless the context clearly requires otherwise, when used herein “or” shall not be exclusive (i.e., “or” shall mean “and/or”). Any reference herein to “$” or “dollars” means United States dollars.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

THE ELMET GROUP CO.

By:	/s/ Peter V. Anania
Name:	Peter V. Anania
Title:	Chief Executive Officer and Chairman

UNITED STATES DEPARTMENT OF WAR

By:	/s/ Michael Duffey
Name:	HON Michael Duffey
Title:	Undersecretary of War for Acquisition & Sustainment

EXHIBIT A

DEFINED TERMS

1. The following capitalized terms have the meanings indicated:

“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the Corporation (after consultation with counsel to the Corporation): (a) would be required to be made so that any registration statement or prospectus would not contain any Misstatement; (b) would not be required to be made at such time but for the filing, effectiveness or continued use of any registration statement or prospectus; and (c) the Corporation has a bona fide business purpose for not disclosing publicly.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person at any time during the period for which the determination of affiliation is being made. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to elect a majority of the board of directors (or other governing body) or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Blackout Event” means a determination by the Board that such registration or offering: (a) would be detrimental to the Corporation or its security holders for such registration or offering to be effected at such time or would materially interfere with any financing, other offering, acquisition, disposition, reorganization, merger or other transaction involving the Corporation or any of its subsidiaries or (b) would render the Corporation unable to comply with applicable securities laws, including in the event that the Corporation would be required to file any financial statements or other information with the SEC that is not at such time available.

“Board” means the Board of Directors of the Corporation.

“Broker’s Warrant” means the warrants issued to Cantor Fitzgerald & Co. on April 24, 2026 as in effect on the date hereof.

“Business Day” means any day that is not a Saturday, Sunday or other day on which banks are required or authorized by law to be closed in Washington, D.C. or the State of New York.

“Certificate of Designation” means the certificate of designation of the Corporation, dated as of the date hereof.

“Common Stock” means all shares currently or hereafter existing of the Corporation’s common stock, par value $0.001 per share.

“DOW Permitted Transferee” has the meaning set forth in the Investor Rights Agreement.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Governmental Authority” means any (a) nation or government, state, commonwealth, province, territory, county, municipality, district, or other jurisdiction of any nature, or any political subdivision thereof, (b) federal, state, local, municipal, foreign, or other government, or (c) governmental or quasi-governmental authority of any nature (including any relevant domestic, foreign, multinational or international body, governmental division, department, agency, board, bureau, commission, instrumentality, official, organization, regulatory body, or other entity and any court, arbitrator, or other tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any executive official thereof.

“Investment Agreement” means that certain Investment Agreement, dated as of September 11, 2026, by and between the Corporation and the DOW.

“Investor Rights Agreement” means that certain Investor Rights Agreement, dated as of the date hereof, by and between the Corporation and the DOW.

“Misstatement” shall mean an untrue statement of a material fact stated in a registration statement, preliminary prospectus, free writing prospectus, press release or prospectus supplement, in each case, related to such registration statement, or any amendment or supplement thereto, or an omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, an estate, an unincorporated association or a Governmental Authority or any department, agency or political subdivision thereof.

“register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement or the automatic effectiveness of such registration statement, as applicable.

“Registrable Securities” means, as of any date of determination, any shares of Common Stock held by any Investor as of the date of this Agreement, any shares of Common Stock issued or issuable pursuant to the exercise of the Warrants (without regard to any limitations on exercise of the Warrants) held by any Investor as of the date of this Agreement, and any other securities issued or issuable with respect to any such shares of Common Stock by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) such securities are sold, transferred, disposed of or exchanged pursuant to an effective registration statement or Rule 144 (or any similar provisions then in force), in each case, under the Securities Act, (b) such securities shall have ceased to be outstanding or are repurchased by the Corporation or any subsidiary of the Corporation, or (c) such securities have been transferred in a transaction in which the transferring Investor’s rights under this Agreement are not assigned to the transferee of the securities.

“Registration Expenses” means all reasonable fees and expenses incurred by the Corporation in the performance of or compliance with this Agreement, including all registration, qualification, listing and filing fees, printing expenses (including expenses of preparing certificates (if any) for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is reasonably requested by the managing underwriters or by the Investors), escrow fees, fees and disbursements of counsel and accountants of the Corporation, fees and expenses in connection with complying with state securities or “blue sky” laws including any reasonable fees and disbursements of counsel for the underwriters that are required to be paid by the Corporation pursuant to the applicable underwriting agreement in connection with blue sky qualifications of the Registrable Securities, SEC filing fees, FINRA fees, fees of the listing exchange, fees and expenses of transfer agents and registrars, transfer taxes, all reasonable fees and disbursements of underwriters (other than those described in Section 2.03) that are required to be paid by the Corporation pursuant to the applicable underwriting agreement and reasonable and documented fees and expenses of one outside legal counsel, in addition to any required local counsel, for the Investors retained in connection with each registration or Underwritten Offering contemplated hereby, in an amount not to exceed $200,000 in the aggregate per registration or Underwritten Offering (including any Underwritten Block Trade).

“Rule 144” means Rule 144 promulgated under the Securities Act and any successor provision.

“Rule 462(e)” means Rule 462(e) promulgated under the Securities Act and any successor provision.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“Shelf Registration Statement” means the Resale Shelf Registration Statement or a Subsequent Shelf Registration Statement, as applicable.

“U.S. Government” means the federal government of the United States of America.

“Warrants” means the warrants issued by the Corporation to the DOW on the date hereof.

2. The following terms are defined in the Sections of the Agreement indicated:

INDEX OF TERMS

Term	Section
Agreement	Preamble
Corporation	Preamble
Corporation Indemnified Parties	Section 3.01
Delivery Date	Section 2.01(i)
DOW	Preamble
Effectiveness Period	Section 1.02
Indemnified Party	Section 3.02
Indemnifying Party	Section 3.02
Initial Filing Deadline	Section 1.01
Inspectors	Section 2.01(l)
Interruption Period	Section 2.01(n)
Investors	Preamble
Losses	Section 3.01
Party(ies)	Preamble
Piggyback Event	Section 1.08(a)
Piggyback Notice	Section 1.08(a)
Piggyback Request	Section 1.08(a)
Records	Section 2.01(l)
Removed Shares	Section 1.09
Resale Shelf Registration Statement	Section 1.01
Selling Stockholders	Section 2.01(b)
Shelf Offering	Section 1.07
Subscription Agreement	Recitals
Subsequent Investor Notice	Section 1.05
Subsequent Shelf Registration Statement	Section 1.03
Suspension	Section 2.02
Take-Down Notice	Section 1.07
Underwritten Block Trade	Section 1.06
Underwritten Offering	Section 1.06
Underwritten Offering Holder Notice	Section 1.06
Underwritten Offering Notice	Section 1.06

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